Marketable Securities:	6 Months Ended
Jun. 30, 2015
Marketable Securities: [Abstract]
Marketable Securities:

Note 5.      Marketable Securities:

	June 30,	December 31,
	2015	2014
Fair value at beginning of year	$175,541	$318,442
Impairment loss	-	(162,479)
Increase in market value	68,216	19,578
Fair value at balance sheet date	$243,757	$175,541

The Company's marketable securities are classified as available-for-sale and are recorded at quoted market value with gains and losses recorded within other comprehensive income until realized or impaired. Realized gains and losses are based on the average cost of the shares held at the date of disposition. As of June 30, 2015 and December 31, 2014, marketable securities had a cost basis of $158,537.